S000016668 [Member] Investment Strategy - Franklin Global Equity Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]
The fund invests primarily in the common stock of U.S. and non‑U.S. issuers. Under normal circumstances, the fund invests at least 80% of its assets in equity and equity-related securities. Equity securities include exchange-traded and over‑the‑counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). As a global fund, the fund can seek investment opportunities anywhere in the world, and under normal circumstances, the fund invests in at least three countries, which may include the United States. Although the fund’s focus is on large capitalization securities, the fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.
The portfolio managers will seek a broadly diversified portfolio of securities and to add value through stock selection and region, country and sector allocation. The portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by the subadviser’s proprietary models. The subadviser will periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the fund’s investment objective. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.